SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 19, 2002

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                  1-6686                 13-1024020
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 (State or Other Jurisdiction   (Commission File           (IRS Employer
       of Incorporation)             Number)            Identification No.)

1271 Avenue of the Americas, New York, New York                10020
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    (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000

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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

            The text of a press release dated November 19, 2002, issued by The Interpublic Group of Companies, Inc. (the "Company"), is attached as Exhibit
99.1 hereto and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits.

99.1    Press Release issued by the Company, dated November 19, 2002.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        The Interpublic Group of Companies, Inc.


Date: November 20, 2002                 By: /s/ Nicholas J. Camera
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                                            Name: Nicholas J. Camera
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary